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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 13, 2000
                Date of Report (Date of earliest event reported)

                                 ---------------


                           PINNACLE GLOBAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

          TEXAS                         0-30066                  76-0583569
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
    of incorporation)                                        Identification No.)


    5599 SAN FELIPE, SUITE 555
          HOUSTON, TEXAS                                               77056
(Address of principal executive office)                              (Zip Code)

                                 (713) 993-4610
              (Registrant's telephone number, including area code)









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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On July 13, 2000, Energy Recovery Resources, Inc. ("ERRI"), a second tier subsidiary of Pinnacle Global Group, Inc. ("PGG"), disposed of certain of its assets and liabilities, which consisted principally of property and equipment, accounts receivable, inventory, and accounts payable to U.S. Filter Recovery Services (Mid-Atlantic), Inc., ("U.S. Filter"), a non-related third party and a wholly owned subsidiary of U.S. Filter, Inc. Based in Charlotte North Carolina, ERRI provides wastewater treatment and waste oil recycling services in the southeastern United States. PGG has operated ERRI as a discontinued operation since December 31, 1998.

The disposition was made pursuant to an Asset Purchase Agreement (the "Agreement"), among ERRI, PGG, U.S. Filter and others dated July 13, 2000. The terms of the Agreement were determined by arm's length negotiation between PGG and U.S. Filter.

ERRI disposed of its assets and liabilities for cash consideration of $3,665,200, subject to post-closing balance sheet adjustments, if any. Of the total purchase price, $566,520 will be retained by U.S. Filter for one year to be used to satisfy post-closing purchase price adjustments and indemnification claims. PGG recorded a loss on disposition of ERRI of $400,000 during the second quarter of 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         b.       Pro Forma Information - Pinnacle Global Group, Inc. and
                  Subsidiaries

                  As the assets disposed of are not significant to the registrant, no pro forma information will be filed along with this Form 8-K.

         c.       Exhibits

              EXHIBIT NO.  DESCRIPTION
              -----------  -----------
                  2.1      Asset Purchase Agreement dated July 13, 2000, among
                           Energy Recovery Resources, Inc., TEI, Inc., Pinnacle
                           Global Group, Inc. and U.S. Filter Recovery Services
                           (Mid-Atlantic), Inc.

                  99.1     Press Release dated July 20, 2000.











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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PINNACLE GLOBAL GROUP, INC.





Date:  July 13, 2000                     By:   /s/ Robert E. Garrison II
                                            -------------------------------
                                         Robert E. Garrison II
                                         President and Chief Executive Officer


















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                                INDEX TO EXHIBITS



       EXHIBIT
       NUMBER     DESCRIPTION

--------------------------------------------------------------------------------
         2.1      Asset Purchase Agreement dated July 13, 2000, among Energy
                  Recovery Resources, Inc., TEI, Inc., Pinnacle Global Group,
                  Inc. and U.S. Filter Recovery Services (Mid-Atlantic), Inc.

         99.1     Press Release dated July 20, 2000.

















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